                                                                   Toronto Stock
                                                                        Exchange

March 30, 2007

VIA FAX ONLY

Ms. Kathryn Reimer
Gowling Lafleur Henderson LLP
Suite 2300, Four Bentall Centre
1055 Dunsmuir Street
P.O. Box 49122
Vancouver, BCV7X 1J1

Dear Ms. Reimer.

Re: Olympus Pacific Minerals Inc. (the "Company") Private Placement of Common
Shares

Toronto Stock Exchange ("TSX") is in receipt of all documentation required in connection with the above-captioned matter.

This will confirm that an additional 21,428.571 common shares of the Company have been listed and issued on TSX.

We acknowledge receipt of your cheque in the amount of $19,451.00 to TSX for the additional listing fee, for which we thank you.

Yours very truly,
TORONTO STOCK EXCHANGE

-------------------------------------
Robert J. Perry

/Ida

                          OLYMPUS PACIFIC MINERALS INC.

                             SUBSCRIPTION AGREEMENT

                             (SHARES -NON-BROKERED)

                                  INSTRUCTIONS

ALL SUBSCRIBERS:

1.   Complete and sign pages 1 and 2 of the Subscription Agreement.

2.   If you are a portfolio manager resident outside of Canada and you are not purchasing sufficient securities with an aggregate acquisition cost of
     $150,000, complete and sign the Accredited Investor Certificate - APPENDIX
     I TO SCHEDULE A.

All CANADIAN RESIDENTS:

1.   Complete and sign the Canadian Exemption Certificate - Schedule A, and if you are an "Accredited Investor", complete and sign the Accredited Investor
     Certificate - APPENDIX I TO SCHEDULE A.

UNITED STATES SUBSCRIBERS:

1.   Complete and sign the U.S. Accredited Investor Certificate- SCHEDULE B.

PLEASE DELIVER YOUR COMPLETED AND ORIGINALLY EXECUTED COPY OF, AND THE OTHER
DOCUMENTS REQUIRED TO BE DELIVERED WITH, THIS SUBSCRIPTION AGREEMENT TO THE
CORPORATION BY NO LATER THAN 5:00 P.M. (VANCOUVER TIME) ON MARCH 9, 2007.

THESE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S.
SECURITIES ACT OF 1933. ACCORDINGLY, THESE SECURITIES MAY NOT BE OFFERED OR SOLD
IN THE UNITED STATES OF AMERICA OR TO OF FOR THE ACCOUNT OR BENEFIT OF A U.S.
PERSON AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT OF 1933, AS
AMENDED (THE 1933 ACT"), ABSENT EXEMPTION UNDER THE 1933 ACT AND APPLICABLE
STATE LAWS.

TO:  Olympus Pacific Minerals Inc. of Suite 500- 10 King Street East,
     Toronto, Ontario M5C 1C3 (the "Corporation")

The undersigned on its own behalf or, if applicable, on behalf of the disclosed purchaser who is identified by name and on whose behalf the undersigned, as agent, is purchasing hereunder (THE "DISCLOSED PURCHASER"), hereby irrevocably subscribes for and agrees to purchase from the Corporation, on and subject to the terms and conditions attached hereto, that number of common shares in the capital of the Corporation (the "SHARES") set forth below, for the aggregate subscription price set forth below at a subscription price of $0.56 per Share
(the "PURCHASE PRICE"). The Shares being purchased pursuant to this Agreement
(the "PURCHASED SECURITIES") form part of a larger offering (the "OFFERING") of up to 21,428,571 Shares of the Corporation being offered by the Corporation.
Attached as Appendix 1 to this Agreement are the terms and conditions of the sale of the Purchased Securities and the representations, warranties and covenants hereby made by the Subscriber and the Corporation, all of which
Appendix I forms part of and is hereby incorporated by reference into this
Agreement (the "TERMS AND CONDITIONS").

         -------------------------------------------------------------
            NUMBER OF SHARES        SUBSCRIBER'S TOTAL SUBSCRIPTION
            SUBSCRIBED FOR                      FUNDS
         -------------------------------------------------------------

         -------------------------------------------------------------

EXECUTION BY THE SUBSCRIBER (PLEASE ALSO ENSURE ALT SCHEDULES (AS APPLICABLE)
ARE COMPLETED AND EXECUTED (SEE "INSTRUCTIONS" ON THE FIRST PAGE OF THIS
AGREEMENT):

EXECUTED by the Subscriber this______________, day of _________, 2007.

--------------------------------------    --------------------------------------
Signature of Subscriber (if Subscriber    (Subscriber's Residential or Head
is an individual) or of the Authorized    Office Address) (please print)
Signatory (if Subscriber is not an
individual)

--------------------------------------

Name of Subscriber (please print)
--------------------------------------

Name and Official Capacity or Title of
Authorized Signatory (please PRINT)
--------------------------------------    --------------------------------------

(Subscriber's Telephone Number)           (Subscriber's Facsimile Number)
--------------------------------------    --------------------------------------

                                       ii

   IF YOU ARE SIGNING THIS AGREEMENT AS AGENT FOR A DISCLOSED PURCHASER PLEASE
         PROVIDE THE FOLLOWING INFORMATION FOR EACH DISCLOSED PURCHASER

DETAILS OF DISCLOSED PURCHASER, IF APPLICABLE

Name of Disclosed Purchaser (please       Disclosed Purchaser's Residential or
print)                                    Head Office Address

--------------------------------------    --------------------------------------
(Telephone Number)                        (Facsimile Number)

REGISTRATION INSTRUCTIONS (IF OTHER       CERTIFICATE DELIVERY INSTRUCTIONS (IF
THAN IN NAME OF SUBSCRIBER):              OTHER THAN THE ADDRESS ABOVE):

--------------------------------------    --------------------------------------
Name and Address (as it should appear     Address
on the certificates)

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

Account reference, if applicable

--------------------------------------    --------------------------------------
Address of Intermediary                   Account reference, if applicable

--------------------------------------    --------------------------------------
                                          Contact Name
--------------------------------------

THE SHARES WILL BE SUBJECT TO A HOLD PERIOD IN CANADA OF FOUR MONTHS FROM THE
CLOSING DATE PURSUANT TO APPLICABLE SECURITIES LAWS. THE CERTIFICATES EVIDENCING
THE SHARES WILL BEAR A LEGEND TO THAT EFFECT, AS APPLICABLE. CONSEQUENTLY, THE
SHARES WILL BE SUBJECT TO RESALE RESTRICTIONS DURING SUCH PERIOD. ADDITIONAL
RESTRICTIONS WILL APPLY TO SHARES PURCHASED IN THE UNITED STATES OR BY, OR ON
BEHALF OF, U.S. PERSONS, AS DESCRIBED IN SCHEDULE B. YOU ARE ADVISED TO CONSULT
YOUR OWN LEGAL ADVISORS IN THIS REGARD.

PRESENT OWNERSHIP OF SECURITIES

The Subscriber or Disclosed Purchaser, as the case may be, either [check appropriate box]:

[_]  owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock ate Corporation or securities convertible into common shares in the capital stock of the Corporation; or

[_]  owns directly or indirectly, or exercises control or direction over,___________common shares in the capital stock of the Corporation and convertible securities entitling the Subscriber to acquire an additional___________common shares in the capital stock of the Corporation.

INSIDER OR MEMBER OF "PRO GROUP"

The Subscriber or Disclosed Purchaser, as the case may be, is either [check appropriate box]:

[_]  an "Insider" as such term is defined in the Company Manual of the Stock
     Exchange; or

[_]  is not an "Insider".

This Agreement is accepted by Olympus Pacific Minerals Inc., subject to the
Terms and Conditions, this__________________ day of ____________________, 2007.

OLYMPUS PACIFIC MINERALS INC.

Per:
    ----------------------------------
            Authorized Signatory

                                       -5-

                                   APPENDIX I
                      TERMS AND CONDITIONS OF THE OFFERING

THE TERMS AND CONDITIONS OF THE OFFERING ARE AS FOLLOWS:

I.   DEFINITIONS

Definitions: In this Agreement, unless the context otherwise requires:

     (a)  "1933 Act" means the United States Securities Act of 1933, as amended;

     (b)  "Accredited Investor" has the meaning ascribed to such term in
          National Instrument 45-106;

     (c)  "Agreement" means this subscription agreement and includes all schedules and appendices attached hereto, in each case, as the same may be amended, supplemented or restated from time to time;

     (d)  "Business Day" means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Vancouver,
          British Columbia;

     (e)  "Closing" means the closing of the purchase and sale of the Offered
          Securities;

     (f)  "Closing Date" ;Weans the date of the closing of the Offering, currently contemplated to be March 19, 2007, or such other date as the
          Corporation may determine following receipt by the Corporation of all required regulatory approvals;

     (g)  "Commissions" means the provincial, state and federal securities commissions or other regulatory authorities in each of the Offering
          Jurisdictions;

     (h)  "Common Shares" means the common shares of the Corporation as constituted on the date hereof;

     (i)  "Corporation" means Olympus Pacific Minerals Inc, a corporation incorporated under the Business Corporations Act (Yukon) and includes any successor corporation thereto;

     (j)  " CRA" means the Canada Revenue Agency;

     (k)  "Disclosed Purchaser" means the person who is identified by name herein on whose behalf the Subscriber, as agent, is purchasing hereunder;

     (l)  "Dollars" or "$" means lawful money of Canada;

     (m)  "National Instrument 45-106" means National Instrument 45-106
          "Prospectus and Registration Exemptions" of the Canadian Securities
          Administrators;

     (n)  "Offered Securities" means, the up to 21,428,571 Shares offered for sale by the Corporation pursuant to this Agreement;

     (o)  "Offering" means the offering of the Offered Securities on a private placement basis;

     (p)  "Offering Jurisdictions" means collectively the provinces British
          Columbia, Alberta, and Ontario, the United States and such other jurisdictions as may be determined by the Corporation;

     (q)  "Person" means an individual, a firm, a corporation, a syndicate, a partnership, a trust, art association, an unincorporated organization,
          a, joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

     (r)  "Personal Information" means any information about an identifiable individual and includes information provided by the Subscriber in this
          Agreement;

     (s)  "Purchase Price" means $O.56 per Share;

     (t)  "Purchased Securities" means the Shares which the Subscriber has agreed to purchase under this Agreement;

     (u)  "Regulation I)" means Regulation I) under the 1933 Act;

     (v)  "Regulation S" means Regulation S under the 1933 Act;

     (w)  "Regulatory Authorities" means the Commissions and the Stock Exchange;

     (x)  "Securities Laws" means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of each of the Commissions;

     (y)  "Shares" means the previously unissued Common Shares of the
          Corporation offered for sale pursuant to the Offering;

                                       -7-

     (z)  "Stock Exchange" means the Toronto Stock Exchange;

     (aa) "Subscriber" means the Person purchasing the Purchased Securities and whose name appears on the execution page hereof and who has signed this Agreement or, if the Person whose name appears on the execution pages hereof has signed this Agreement as agent for or on behalf of a
          Disclosed Purchaser and is not purchasing the Purchased Securities as principal, the Disclosed Purchaser as identified on page ii hereof;

     (bb) "Tax Act" means the Income Tax Act (Canada), as amended, reenacted or replaced from time to time, and the regulations made thereunder;

     (cc) "United States" means the United States of America as that term is defined in Regulation S;

     (dd) "U.S. Accredited investor" means an "accredited investor" as defined in Rule 501(a) under Regulation Ira; and

     (be) "U.S. Person" has the meaning ascribed to it in Regulation S. Without limiting the foregoing, but for greater elm-icy in this Agreement, a
          U.S. Person includes, subject to the exclusions set forth in
          Regulation 5, (i) any natural person resident in the United States,
          (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or
          (if an individual) resident in the United States, and (v) any partnership or corporation organized or incorporated under the laws of any non - U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by U.S_ Accredited Investors who are not natural persons, estates or trusts;

2.       CONDITIONS OF THE OFFERING

In connection with your purchase of the Purchased Securities, you agree to return to the Corporation as soon as possible and in any event no later than
5:00 p.m. (Vancouver time) on March 9, 2007 the following documents:

     (a)  this Agreement, duly completed and executed;

     (b)  a certified cheque, bank draft or wire transfer for the total Purchase
          Price of the Purchased Securities payable to the Corporation;

     (c)  if you are, or the Disclosed Purchaser is, as the case may he, not an individual, a fully executed Corporate Placee Form attached as
          Schedule A hereto, unless you have, subsequent to March 11 2004, filed such form with the Stock Exchange;

     (d)  if you are, or, if applicable, the Disclosed Purchaser is, a resident of Canada and you are an "Accredited investor", a duly executed and completed Accredited Investor Certificate, attached as Appendix 1 to
          Schedule A hereto;

     (e)  if you are a portfolio manager resident outside of Canada and you are not purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities is $150,000, a duly executed and completed Accredited Investor Certificate, attached as
          Appendix I to Schedule A hereto;

     (f)  if you are, or, if applicable, the Disclosed Purchaser is, in the
          United States or a U.S. Person, a fully executed and completed US.
          Accredited Investor Certificate, attached as Schedule l3 hereto; and

     (g)  any further documentation as required under the Securities Laws or by the policies of the Stock Exchange or other Regulatory Authority.

The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the conditions that.

     (a)  you execute and return all documents required by the Securities Laws and the policies of the Stock Exchange for delivery on your behalf, including the forms set out in Schedule A and Schedule B attached hereto, as applicable, to the Corporation as the sale of the Purchased
          Securities by the Corporation to you will not be qualified by a prospectus;

     (b)  the representations and warranties made by you on your own behalf or, if applicable, on behalf of the Disclosed Purchaser (including representations and warranties made in any Schedule attached hereto, as applicable) herein are true and correct when made and are true and correct on the Closing Date with the same farce and effect as if they had been made on and as of such date;

     (c)  all covenants, agreements and conditions contained in this Agreement to be performed by you or, if

                                       -9-

          applicable, the Disclosed Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects;
          and

     (d)  all other necessary regulatory approvals are obtained on or prior to the Closing Date.

By returning this Agreement you consent on your own behalf or, if applicable, on behalf of the Disclosed Purchaser, to the filing by the Corporation of all documents and personal information concerning you or, if' applicable, the
Disclosed Purchaser, provided in this Agreement required by the Securities haws and the policies of the Stock Exchange.

If you are not subscribing for the Purchased Securities for your own account, each Disclosed Purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal for such Disclosed Purchaser's own account and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by the
Securities Laws of the Offering Jurisdictions and the policies of the Stock
Exchange with respect to the Purchased Securities being acquired by such
Disclosed Purchaser as principal. If you are signing this Agreement as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any Disclosed Purchaser for whom you are contracting hereunder, to comply with all Securities Laws and with the policies of the Stock Exchange concerning the purchase of; the holding of, and the transfer and resale restrictions applicable to, the Purchased Securities.

You acknowledge on your own behalf or, if applicable, on behalf of the Disclosed
Purchaser, that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.

3.   THE CLOSING

Subject to receipt of all completed documentation in accordance with section 2, the Closing of the purchase and sale of the Purchased Securities will take place at the offices of Gowling Lafleur Henderson LLP, counsel to the Corporation,
Suite 2300, 1055 Dunsmuir Street, Vancouver, British Columbia V7X 1J1.

Certificates representing the Purchased Securities will be available for delivery against payment to the Corporation of the amount of the Purchase Price for the Purchased Securities in freely transferable Canadian funds.

The Subscriber acknowledges that the Offering may be completed at one or more partial closings in the discretion of the Corporation and that the Closing as contemplated in this Agreement may be effected at one or more of such partial closings

Upon completion of the Closing, the Corporation is irrevocably entitled to the
Purchase Price for the Purchased Securities, SUBJECT to the rights of the
Subscriber under this Agreement and any applicable laws.

                                      -11-

4.   REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The sale of the Purchased Securities by the Corporation to the Subscriber is
conditional upon such sale being exempt from the requirements as to the filing of a prospectus and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities to the Subscriber or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum or similar document.

The Subscriber and, if applicable, the Disclosed Purchaser through the
Subscriber acting as its agent, acknowledge, represent, warrant, covenant and certify to and with the Corporation that, as at the date given above and at the
Closing Date:

     (a)  the Corporation has advised you that the Corporation is relying on an exemption from the registration requirements under the Securities Laws and an exemption from the requirements under the Securities Laws to provide you with a prospectus and no prospectus has been filed by the
          Corporation with any of the Commissions in connection with the offer and issuance of the Purchased Securities, and as a consequence:

          (i)   you are restricted from using most of the civil remedies
                available under Canadian Securities Laws and certain
                protections, rights and remedies provided by Canadian Securities
                Laws, including statutory rights of rescission or damages, will not be available to you;

          (ii)  you may not receive information that would otherwise be required to be provided to you under the Securities Laws; and

          (iii) the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws;

     (b)  you are resident in the jurisdiction set out under "Subscriber's
          Residential or Head Office Address" on the first page of this
          Agreement or under "Disclosed Purchaser's Residential or Head Office
          Address" on the second page of this Agreement (if applicable), which address is your residence or principal place of business, and such address was not obtained or used solely for the purpose of acquiring the Purchased Securities;

     (c)  you are purchasing the Purchased Securities as principal for your own account or, in the case of section 5(d)(i) below, are deemed under the applicable Securities Laws to be purchasing as principal, and not for the benefit of any other person;

     (d)  if you are resident in Canada you:

          (i)  are an Accredited Investor, by virtue of the fact that you fall within one or more of the sub-paragraphs of the definition of
               Accredited Investor set out in the Accredited Investor
               Certificate attached as Appendix I to Schedule A , you confirm the truth and accuracy of all statements in such schedule as of the date of this Agreement and the Closing Date, and you were not created or used solely to purchase securities as an Accredited
               Investor as described in paragraph (m) of the definition of
               Accredited investor set out in Schedule A;

          (ii) are purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities is not less than $150,000 and, if you are not an individual, you were not created solely to purchase or hold securities in reliance on section 2..10 of National Instrument 45-106;

     (e)  if you are a portfolio manager resident outside of Canada and you are not purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities is SI50,000, you have completed an Accredited Investor Certificate, attached as Appendix I to Schedule A hereto;

     (f)  if you are not an individual, you pre-existed the Offering and you have a bona fide business purpose other than the investment in the
          Purchased Securities and you were not created, formed or established solely or primarily to acquire Purchased Securities, or permit purchases of securities without a prospectus, in reliance on an exemption from the prospectus requirements of applicable Securities
          Laws;

     (g)  unless you have completed and delivered the U.S. Accredited Investor
          Certificate attached as Schedule B hereto (in which case you make the representations, warranties, covenants and acknowledgements therein):

          (i)  the Offered Securities were not offered to you in the United
               States;

          (ii) this Agreement was delivered to, executed and delivered by, you
               (or your authorized signatory) outside the United States;

                                      -13-

          (iii) you are not, and will not be, purchasing the Purchased
                Securities for the account or benefit of any U.S, Person or
                Person in the United States;

          (iv)  the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

          (v)   you have no intention to distribute either directly or
                indirectly any of the Purchased Securities in the United States,
                except in compliance with the 1933 Act and applicable State
                Laws;

          (vi)  you have not purchased the Purchased Securities as a result of any form of directed selling efforts (as such term is used in
                Regulation S) or general solicitation or general advertising (as such terms are used under Rule 502(c) of Regulation D), and the sale of the Purchased Securities was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or
                telecommunications, including electronic display and the
                Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

          (vii) you understand that the Shares have not been registered under the 1933 Act or the securities laws of any state of the United
                States, the Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and the Corporation has no obligation or present intention of filing a registration statement under the 1933 Act in respect of any of the Shares;

     (h)  if you are resident outside of Canada and the United States, you:

          (i)   are knowledgeable of, or have been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the
                jurisdiction in which you are resident (the "international
                Jurisdiction") which would apply to the acquisition of the
                Purchased Securities, if any;

          (ii)  are purchasing the Purchased Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the

                international Jurisdiction or, if such is not applicable, you are permitted to purchase the Purchased Securities under the applicable securities laws of the Authorities in the
                International Jurisdiction without the need to rely on any exemption;

          (iii) confirm that the applicable securities laws of the Authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any nature
                whatsoever from any Authority of any kind whatsoever in the
                International Jurisdiction in connection with the issue and sale or resale of the Purchased Securities; and

          (iv)  confirm that the purchase of the Purchased Securities by you does not trigger;

                (A)  an obligation to prepare and file a registration statement, prospectus or similar document, or any other report with
                     respect to such purchase in the international Jurisdiction;
                     or

                (B)  continuous disclosure reporting obligations of the
                     Corporation IN the international .Jurisdiction; and

                you will, if requested by the Corporation, comply with such other requirements as the Corporation may reasonably require;

     (i)  no agency, stock exchange or governmental agency, securities commission or similar regulatory authority or other entity has reviewed or passed on or made any finding or determination as to the merits of or made any recommendation or endorsement with respect to the Securities;

     (j)  if you are not a resident of the Province of British Columbia, you certify to the Corporation that you are not a resident of British
          Columbia and acknowledge that:

          (i)   no securities commission or similar regulatory authority has reviewed or passed on or passed on the merits of the Securities;

          (ii)  there is no government or other insurance covering the
                Securities;

          (iii) there are risks associated with the purchase of the Purchased
                Securities and you are aware of the risks and other
                characteristics of the Purchased Securities; and

                                      -15-

          (iv)  there are restrictions on your ability to transfer or resell the
                Securities and it is your responsibility to find out what those restrictions are and to comply with there before selling or otherwise transferring the Securities; and

          (v)   the Corporation has advised you that it is relying on an
                exemption from the requirements to provide the purchaser with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring securities pursuant to this
                exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of-rescission or damages, will not be available to you;

     (k)  you acknowledge and consent to the fact that the Corporation are collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the
          Personal Ii formation Protection and Electronic Documents Act (Canada)
          and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in affect from time to time)
          of the Subscriber and Disclosed Purchaser, if any, for the purpose of completing this Agreement; you acknowledge and consent to the
          Corporation retaining such personal information for as long as permitted or required by law or business practices; you agree and acknowledge that the Corporation may use and disclose such personal information: (i) for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber and Disclosed Purchaser, if any; (ii) for use and
          disclosure for income tax-related purposes, including, without limitation, where required by law, disclosure to CIA; (iii) disclosure to professional advisers of the Corporation; (iv) disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade or similar regulatory filings; (v) disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure; (vi) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent; (vii) disclosure to a court determining the rights of the parties under this Agreement; and (viii) for use and disclosure as otherwise required or permitted by law; in addition, you further acknowledge and consent to the fact that the Corporation may be required to provide any one or more of the Canadian securities regulators, stock exchanges, the Investment Dealers Association of
          Canada, other regulatory agencies or the Corporation's registrar and transfer agent with any personal information provided by the
          Subscriber and Disclosed Purchaser, if any, in this Agreement, and may make any other filings of such personal information as the
          Corporation's counsel deems appropriate, and you acknowledge receipt of notification of the disclosure of Personal Information by the
          Corporation to the Stock Exchange and the Subscriber and Disclosed
          Purchaser,

          if any, hereby consent to and authorize the foregoing use and disclosure of such Personal Information and agree to provide, on request, all particulars required by the Corporation in order to comply with the foregoing;

     (l)  you further acknowledge and expressly consent to:

          (i)   the disclosure of Personal Information by the Corporation to the
                Exchange (as defined in Stock Exchange Appendix 6A, a copy of which is attached as Schedule C) pursuant to Stock Exchange Form
                4B entitled Private Placement Notice Form; and

          (ii)  the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6A or as otherwise identified by the Exchange, from time to time

     (for the purposes of the this subsection 5(l) "Personal information" means any information about the Subscriber and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder);

     (m)  if you are a resident of Ontario you authorize the indirect collection of personal information by the Ontario Securities Commission and confirm that you have been notified by the Corporation:

          (i)   that the Corporation will be delivering the Personal Information to the Ontario Securities Commission;

          (ii)  that such Personal Information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in applicable Securities Laws;

          (iii) that such Personal Information is being collected for the purpose of the administration and enforcement of applicable
                Securities Laws; and

                                      -17-

          (iv)  that the title, business address and business telephone number of the public official in the Province of Ontario, who can answer questions about the Ontario Securities Commission's indirect collection ofthe Personal Information is as follows:

                Administrative Assistant to the Director of Corporate Finance
                Ontario Securities Commission
                Suite 1903, Box 55, 20 Queen Street West
                Toronto, Ontario M5I3 288
                Telephone: (416) 593-8086

     (n)  the funds representing the aggregate Purchase Price in respect of the
          Purchased Securities which will be advanced by the Subscriber to the
          Corporation hereunder will not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist
          Financing Act (Canada) (the "PCMLTF Act") and you acknowledge that the
          Corporation may in the future be required by law to disclose the
          Subscriber's or Disclosed Purchaser's name and other information relating to this Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTF Act; to the best of the your knowledge, none of the subscription funds to be provided hereunder (i) have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you. You shall promptly notify the Corporation if the you discover that any such representation ceases to be true, and shall provide the Corporation with appropriate information in connection therewith;

     (o)  you have been advised to consult your own legal advisors with respect to the applicable hold periods imposed in respect of the Purchased
          Securities by the applicable Securities Laws and confirm that no representation by the Corporation has been made respecting the hold periods applicable to the Purchased Securities and you are solely responsible (and the Corporation is not responsible) for compliance with the applicable resale restrictions;

     (p)  no Person has made to you any written or oral representations:

          (i)   that any Person will resell or repurchase any of the Purchased
                Securities;

          (ii)  that any Person will refund the Purchase Price;

          (iii) as to the future price or value of any of the Purchased
                Securities; or

          (iv)  that any of the Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Shares for trading on a stock exchange;

     (q)  you acknowledge (i) that you have not received an offering memorandum, prospectus or other disclosure document in respect of the Corporation describing the business and affairs of the Corporation in order to assist you in making an investment decision in respect of the
          Purchased Securities, (ii) that you have had access to the
          Corporation's public filings on the Internet at www.sedar.com and
          (iii) that you have not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

     (r)  you have no knowledge of a "material fact" or "material change" (as those terms are defined in Canadian Securities Laws) in the affairs of the Corporation that has not been generally disclosed to the public;

     (s)  your decision to purchase the Purchased Securities has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any other Person and is based entirely upon the representations, warranties and covenants of the Corporation provided to the Subscriber in this
          Agreement and on currently available public information concerning the
          Corporation;

     (t)  the offer made by this subscription is irrevocable and requires acceptance by the Corporation and acceptance of the Stock Exchange;

     (u)  if you are:

          (i)   a corporation, you are duly incorporated and are validly
                subsisting under the laws of your jurisdiction of incorporation and have all requisite legal and corporate power and authority to execute and deliver this Agreement, to subscribe for the
                Purchased Securities as contemplated herein and to carry out and perform your covenants and obligations under the terms of this
                Agreement and the entering into of this Agreement and the
                transactions contemplated hereby will not result in the
                violation of any of the terms and provisions of any law
                applicable to, or the constating documents of, you OR any
                agreement, written or oral, to

                                      -19-

                which you may be a party or by which you are or may be bound;

          (ii)  a partnership, syndicate or other form of unincorporated organization, you have the necessary legal capacity and
                authority to execute and deliver this Agreement and to observe and perform your covenants and obligations hereunder and have obtained all necessary approvals in respect thereof; or

          (iii) an individual, you are of full age of majority and have the legal capacity and competence to enter into and to execute this
                Agreement and to observe and perform your covenants and
                obligations hereunder;

     (v)  if required by applicable Securities Laws, policy or order or by any
          Commission, stock exchange or other Regulatory Authority, you will execute, deliver, file and otherwise assist the Corporation in filing, such report, undertakings and other documents with respect to the issue of the Purchased Securities as may be required;

     (w)  the Purchased Securities are highly speculative in nature and you have such sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of this investment;

     (x)  this subscription is not enforceable by you unless it has been accepted by the Corporation and you waive any requirement on the
          Corporation's behalf to immediately communicate its acceptance of this subscription to you;

     (y)  In connection with your subscription, you have not relied upon the
          Corporation for investment, legal, tax advice or other professional advice, and have in all cases sought or elected not to seek the advice of your own personal investment advisers, legal counsel and tax advisers and you are able, without impairing your financial condition, to bear the economic risk of, and withstand a complete loss of, the investment and you can otherwise be reasonably assumed to have the capacity to protect your own interest in connection with your investment;

     (z)  all costs and expenses incurred by you (including any fees and disbursements of any special counsel or other advisors retained by you) relating to the purchase of the Purchased Securities shall be borne by you;

     (aa) you are at arm's length with the Corporation within the meaning of
          Canadian Securities Laws and the policies of the Stock Exchange;

     (bb) you are not a "control person" of the Corporation as defined in the
          Securities Act (British Columbia), will not become a "control person"
          by virtue of the purchase of any of the Purchased Securities and do not intend to act in concert with any other person to form a control group of the Corporation;

     (cc) you acknowledge that legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to you and you may not rely upon such counsel in any respect; and

     (dd) this Agreement has been duly executed and delivered by you and, when accepted by the Corporation, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting on behalf of a Disclosed Purchaser, will constitute a legal, valid and binding obligation against such
          Disclosed Purchaser in accordance with the terms hereof.

The Subscriber and, if applicable, the Disclosed Purchaser through the
Subscriber acting as its agent, acknowledges and agrees that the foregoing representations, warranties and covenants arc made by the Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, with the intent that they may be relied upon in determining its eligibility as a purchaser of the Offered Securities under relevant Securities Laws and the
Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, hereby agrees to indemnify and hold harmless the
Corporation and its representatives, directors, officers, employees, legal counsel and agents from and against all losses, liability, claims, costs, expenses and damages (including, but not limited to, any and all fees, costs and expenses reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) from reliance thereon in the event that any of such representations or warranties are untrue in any material respect. The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, further agrees that by accepting the Purchased Securities, the Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, shall be representing and warranting that the foregoing representations and warranties contained herein or in any document furnished by the Subscriber or, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, to the Corporation are true as at the Closing, with the same force and effect as if they had been made by the Subscriber or, if applicable, the
Disclosed Purchaser through the Subscriber acting as its agent, as at the
Closing and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber or Disclosed Purchaser (if applicable)
of the Purchased Securities. The Subscriber or, if applicable, the Disclosed
Purchaser through the Subscriber acting as its agent, undertakes to notify the
Corporation immediately of any changes in any representation, warranty or other information relating to the Subscriber of Disclosed Principal (if applicable)
set forth herein which takes place prior to the Closing Date.

5.   LEGENDS

                                      -21-

The Subscriber and, if applicable, the Disclosed Purchaser through the
Subscriber acting as its agent, acknowledges that the certificates representing the Shares will bear the following legend:

     "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, TILE HOLDER OF THIS
     SECURITY MUST NOT TRADE THE SECURITY BEFORE *, 2007" [THE DATE WHICH IS
     FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE WILL BE INSERTED]

and also acknowledges that the certificates representing the Shares will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO
     STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT EH TRADED
     THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND
     CONSEQUENTLY ANY CERTIFICATE' REPIU3SENTINC3 SUCH SECURITIES IS NOT "GOOD
     DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON TSX."

provided that subsequent to the date which is four months and one day after the
Closing Date the certificates representing the Shares may be exchanged for certificates bearing no such legends.

The Subscriber and, if applicable, the Disclosed Purchaser through the
Subscriber acting as its agent, also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions; that it is solely responsible for complying with such restrictions; that the Corporation is not responsible for ensuring compliance by the Subscriber or, if applicable, the Disclosed Purchaser of the applicable resale restrictions; and that additional restrictions and legends are applicable to Securities acquired in the United States or by or on behalf of U_S, Persons as described in Schedule D.

6.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents, warrants and covenants that, as of the date given above and at the Closing:

     (a)  the Issuer and each of its subsidiaries is a valid and subsisting
          Issuer continued and in good standing under the laws of its incorporating jurisdictions;

     (b)  the Issuer has full power and authority to enter into and perform this
          Agreement and to do all other acts which are necessary to consummate the transactions contemplated in the Agreement;

     (c)  the Issuer is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that, jurisdiction;

     (d)  the authorized capital of the issuer consists of an unlimited number of Common Shares of which 164,914,251 Common Shares are issued and outstanding and all Common Shares are validly issued and outstanding as fully paid and non assessable as of February 22, 2007;

     (e)  the Issuer will reserve or set aside sufficient Common Shares in its treasury to issue the Purchased Securities arid upon their issuance the Purchased Securities will be duly and validly issued as fully paid and non assessable;

     (f)  the Issuer will use the not proceeds raised from the issuance of the
          Shares for continuing exploration, feasibility studies and development work on the Issuer's mineral projects and for general corporate purposes;

     (g)  except as qualified by the disclosure in all financial statements, information circulars, annual information forms, press releases and material change reports (the "DISCLOSURE RECORD"), the Issuer is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the
          Disclosure Record, all agreements by which the Issuer holds an interest in a property, business or assets are in good standing according to their terms and, to the Issuer's knowledge, the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

     (h)  the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions in relation to the issue and trading of its securities and in all matters relating to the Offering;

     (i)  there is not presently and will not be until the Closing of the
          Offering, any material change, as defined in the Applicable Securities
          Laws, relating to the Issuer or change in any material fact, as defined in the Applicable Securities Laws, relating to any of the
          Offered Securities which has not been or will not be fully disclosed in accordance with the requirements of the Applicable Securities Laws and the policies of the Stock Exchange;

     (j)  this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Issuer and the
          Issuer has or will have by the Closing full corporate power and authority to undertake the Offering;

     (k)  the execution of this Agreement, the issuance and sale of the
          Purchased Securities and the completion of the other transactions contemplated by this Agreement does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions, or

                                      -23-

          provisions of the constating documents of the Issuer or any agreement or instrument to which the issuer is a party or by which its assets are affected;

     (l)  to the Issuer's knowledge, the Issuer is not in default of any of the requirements of the applicable securities laws or any of the administrative policies or notices of the Stock Exchange; and

     (m)  no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and, to the Issuer's knowledge, no investigations or proceedings for such purposes are pending or threatened,

7.   GENERAL

     (a)  Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this
          Agreement. The terms "this Agreement," "hereof" "hereunder", "herein"
          and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto,.
          Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement,

     (b)  Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

     (c)  Severability: If one or more of the provisions contained in this
          Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

     (d)  Notices; All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall he deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 pm. and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

          Notices to the Corporation shall be addressed to:

          Olympus Pacific Minerals Inc. Suits 500 -
          10 King Street East Toronto,
          Ontario M5C 1C3

          Attention:    David Seton, Executive Chairman
          Fax Number:   416-572-4202

          Notices to the Subscriber shall be addressed to the address of the
          Subscriber set out an the execution page hereof:

          Either the Corporation or the Subscriber may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

     (e)  Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.,

     (f)  Successors and Assigns: Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

     (g)  Notification of Changes: The parties hereby covenant and agree to notify the other party upon the occurrence of any event prior to the
          Closing which would cause any party's representations, warranties or covenants contained in this Agreement to be false or incorrect in any material respect.

     (h)  Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

     (i)  Time of Essence: Time is of the essence of this Agreement.

     (j)  Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

     (k)  Survival: Notwithstanding any other provision of this Agreement, the representations, warranties,

                                      -25-

          covenants and indemnities of or by the Corporation contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this
          Agreement.

     (l)  Governing Law and Venue: The contact arising out of this Agreement shall be governed by and construed in accordance with the laws of the
          Province of British Columbia and the laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British
          Colombia, sitting in the City of Vancouver, with respect to any dispute related to or arising from this Agreement.

     (m)  Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of-counterparts may be effected by facsimile transmission thereof.

     (n)  Facsimile Copies: The Corporation shall be entitled to rely on a facsimile copy of an executed subscription agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between the
          Subscriber and the corporation in accordance with the terms thereof.

     (o)  Regulatory Approval: Without limitation, this Agreement and the transactions contemplated hereby are conditional upon receipt by the
          Corporation of the conditional acceptance for filing of the Offering by the Stock Exchange.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

                                   SCHEDULE A
                         CANADIAN EXEMPTION CERTIFICATE

In connection with the purchase by the undersigned subscriber (the "Subscriber")
of Shares (the "Purchased Securities") of Olympus Pacific Minerals Inc. (the
"Corporation"), the Subscriber or, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, hereby represents, warrants, covenants and certifies that

1.   the Subscriber or, if applicable, the Disclosed Purchaser (please check the appropriate line);

     (a)  Accredited Investor Exemption:_____________is an "accredited investor"
          within the meaning of National Instrument 45-106 entitled "Prospectus and Registration Exemptions" ("NI 45-106") by virtue of the fact that the Subscriber or Disclosed Purchaser, as the case may be, falls within one or more of the subparagraphs of the definition of
          "accredited investor" set out in Appendix I to this Schedule A (YOU
          MUST ALSO INITIAL APPENDIX A ATTACHED TO THIS CERTIFICATE); or

     (b)  $150,000 Exemption: _____________is purchasing sufficient Shares such that the aggregate acquisition cost of the Purchased Securities is not less than $150,000 and if the Subscriber or, if applicable, the
          Disclosed Purchaser, is not an individual, it was not created or used solely to purchase or hold securities in reliance on the exemptions from the dealer registration requirement or the prospectus requirement contained in Section 2.10 of NI 45-106;

2.   the above representations, warranties and covenants will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and will survive the completion of the issue of the Purchased Securities; and

3.   the foregoing representations, warranties and covenants are made by the undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, with the intent that they be relied upon in determining the suitability of the undersigned or Disclosed Purchaser as a purchaser of the Purchased Securities and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber or, if applicable, the Disclosed
     Purchaser, set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

                            APPENDIX I TO SCHEDULE A

                         ACCREDITED INVESTOR CERTIFICATE

TO: OLYMPUS PACIFIC MINERALS INC.

Capitalized terms used in this Appendix Ito Schedule A and defined in the
Agreement to which this Appendix I to Schedule A is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, hereby represents, warrants and certifies to the Corporation that the undersigned is an "Accredited Investor" as defined in subsection l..l of National Instrument 45-746. The undersigned has indicated
below the categories which the undersigned satisfies in order to qualify as an
"Accredited Investor"..

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, understands that the Corporation and its counsel are relying upon this information in determining to sail securities to the undersigned or, if applicable, the Disclosed Purchaser, in a manner exempt from the prospectus and registration requirements of applicable securities laws.

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, represents, warrants and certifies that it, he or she is: [INITIAL OR PLACE A CHECKMARK ABOVE THE LINE TO THE LEFT OF EACH
APPLICABLE ITEM]

          (a)  a Canadian financial institution, or an authorized foreign bank named in Schedule Ill of the Bank Act (Canada);

          (b)  the Business Development Bank of Canada incorporated under the
               Business. Development Bank of Canada Act (Canada);

          (c)  a subsidiary of any person referred to in paragraphs (a) to (b), if the person awns all of the voting securities of the
               subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

          (d)  a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person solely as a limited market dealer under one or both of the
               Securities Act (Ontario) or the Securities Act (Newfoundland and
               Labrador);

          (e)  an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a
               representative of a person referred to in paragraph (d);

          (f)  the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the
               Government of Canada or a jurisdiction of Canada;

          (g)  a municipality, public board or commission in Canada and a metropolitan community, school board, the Comitd de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal
               management board in Quebec;

          (h)  any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

          (i)  a pension fund that is regulated by either the Office of the
               Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of
               Canada;

          (j)  an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an
               aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

     (k)  an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

     (l)  an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

     (m)  a person, other than an individual or investment fund, that has not assets of at least $5,000,000 as shown on its most recently prepared financial statements;

     (n)  an investment fund that distributes or has distributed its securities only to.

          (i)  a person that is or was an accredited investor at the time of the distribution,

          (ii) a person that acquires or acquired securities in the
               circumstances referred to in sections 2,10 Minimum amount
               investment and 2.19 Additional investment to investment funds of
               NI 45-106; or

          (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 lnvestmart fund
                reinvestment of NI 45-106;

     (o)  an investment fund that distributes or has distributed securities under a prospectus in a,jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

     (p)  a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a, jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully-managed account managed by the trust company or trust corporation, as the case may be;

     (q)  A person acting on behalf ofa fully managed account managed by that person, if that person;

          (i)  is registered or authorized to carry on business as an adviser or the equivalent under the securities- legislation ofa jurisdiction of Canada or a foreign jurisdiction; and

          (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

     (r)  a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

     (s)  an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph
          (i) IN FORM and function;

     (t)  a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

     (u)  an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

     (v)  a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as: (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British
          Columbia after September 14, 2005, and has provided to the Corporation evidence of such recognition and designation.

The Subscriber has executed this Certificate as of the______day of, __________,
2007.

IF A TRUST, PARTNERSHIP OR OTHER ENTITY;   If an individual:

Name of Entity                             Signature

Type of Entity                             Name of individual

Signature of Person Signing

Title of Person Signing

As used in this Certificate, the following terms have the following meanings:

An issuer Is an "affiliate" of another issuer if

          (a)  one of them is the subsidiary of the other, or

          (b)  each of them is controlled by the same person;

"CANADIAN FINANCIAL INSTITUTION" MEANS:

     (a)  an association governed by the Cooperative Credit .Associations Act
          (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

     (b)  a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse papulaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a ,jurisdiction of Canada;

"CONTROL PERSON" has the meaning ascribed to that term in securities legislation except in Ontario, Quebec and Nova Scotia where "control person" means any person that holds or is one of a combination of persons that holds:

     (a)  a sufficient number of any of the securities clan issuer so as to affect materially the control of the issuer, or

     (b)  more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the bolding of those securities does not affect materially the control of the issuer;

"ELIGIBILITY ADVISOR" MEANS:

     (a)  a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

     (b)  in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants In a jurisdiction of
          Canada

          provided that the lawyer or public accountant must not:

          (i)  have a professional business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

          (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

"FINANCIAL ASSETS" means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"FOREIGN JURISDICTION" means a country other than Canada or a political subdivision of a country other than Canada;

"FULLY MANAGED ACCOUNT" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"INVESTMENT FUND" has the same meaning as in National Instrument
81-106Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund;

"JURISDICTION" means a province or territory of Canada except when used in the term foreign jurisdiction;

"LOCAL JURISDICTION" means the jurisdiction in which the Canadian securities regulatory authority is situated;

"NON-REDEEMABLE INVESTMENT FUND" has the same meaning as in National instrument
SIAM Investment Fund Cotinuous Disclosure and means an issuer:

     (a)  whose primary purpose is to invest money provided by its securityholders;

     (b)  that does not invest;

          (i)  for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeem able investment fund; or

          (ii) for the purpose of being actively involved IN the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

     (c)  that is not a mutual fund;

"PERSON" includes an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"REGULATOR" means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

"RELATED LIABILITIES" MEANS:

     (a)  liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

     (b)  liabilities that are secured by financial assets;

"SECURITIES LEGISLATION" means securities legislation as such term is defined in
National Instrument 14-101 Definitions;

"SPOUSE" means, an individual who.

     (a)  is married to another individual and is not living separate and apart within the meaning

          of the Divorce Act (Canada), from the other individual;

     (b)  is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

     (c)  in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Audit
          Interdependent Relationships Act (Alberta); and

"SUBSIDIARY" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

CALCULATION OF PURCHASER'S net assets: To calculate a purchaser's net assets under paragraph (a) of the "Accredited Investor" definition, subtract the purchaser's total liabilities from the purchaser's total assets.. The value attributed to assets should reasonably reflect their estimated fair value.
Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the trade.

                                   SCHEDULE B

                            U.S. ACCREDITED INVESTOR

CERTIFICATE TO: OLYMPUS PACIFIC MINERALS INC. (THE "CORPORATION")

The Subscriber and, if applicable, the Disclosed Purchaser through the
Subscriber acting as its agent, understands and agrees that the Purchased
Securities have not been and will not be registered under the 1933 Act, or applicable state securities laws, and the Shares are being offered and sold by the Corporation to the Subscriber in reliance upon the safe harbor exemption from 1933 Act registration requirements set forth in Rule 506 of Regulation D.

Capitalized terms used in this Schedule B and defined in the Agreement to which is Schedule B is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, (the "Subscriber") represents, warrants and covenants (which representations, warranties and covenants shall survive the
Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

     (a)  it is purchasing the Purchased Securities for its own account, for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Purchased Securities in the United States;
          provided, however, that this paragraph shall not restrict the
          Subscriber from selling or otherwise disposing of any of the Purchased
          Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

     (b)  it is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor as indicated below (the
          Subscriber must initial on the appropriate tine(s)):

           Category 1.   A bank, as defined in Section 3(a)(2) of the 1933 Act,
                         whether acting in its individual or fiduciary capacity;
                         or

           Category 2.   A savings and loan association or other institution as
                         defined in Section 3(a)(5)(A) of' the 1933 Act, whether
                         acting in its individual or fiduciary capacity; or

           Category 3.   A broker or dealer registered pursuant to Section 15 of
                         the United States Securities Exchange Act of 1934, as
                         amended; or

           Category 4.   An insurance company as defined in Section 2(13) oldie
                         1933 Act; or

           Category 5.   An investment company registered under the United
                         States Investment Company Act of 1940; or

           Category 6.   A business development company as defined in Section
                         2(a)(48) of the United States Investment Company Act of
                         1940; or

           Category 7.   A small business investment company licensed by the
                         U.S_ Small Business Administration under Section 301
                         (c) or (d) of the United States Small Business
                         Investment Act of 1958; or

          Category 8.    A plan established and maintained by a state, its
                         political subdivisions or any agency or instrumentality
                         of a state or its political subdivisions, for the
                         benefit of its employees, with total assets in excess
                         of U.S. $5,000,000; or

          Category 9.    An employee benefit plan within the meaning of the
                         United States Employee Retirement Income Security Act
                         of 1974 in which the investment decision is made by a
                         plan fiduciary, as defined in Section 3(21) of such
                         Act, which is either a bank, savings and loan
                         association, insurance company or registered investment
                         adviser, or an employee benefit plan with total assets
                         in excess of

                         U.S. $5,000,000 or, if a self-directed plan, with
                         investment decisions made solely by persons who are
                         U.S. accredited investors; or

          Category 10.   A private business development company as defined in
                         Section .202(a)(22) of the United States Investment
                         Advisers Act of 1940; or

          Category 11.   An organization described in Section 5011(c)(3) of the
                         United States Internal Revenue Code, a corporation, a
                         Massachusetts or similar business trust, or a
                         partnership, not formed for the specific purpose of
                         acquiring the securities offered, with total assets in
                         excess of 1J ..S. $5,000,000; or

          Category 12.   Any director or executive officer of the Corporation;
                         or

          Category 13.   A natural person whose individual net worth, or joint
                         net worth with that person's spouse, at the data hereof
                         exceeds U.S. $1,000,000; or

          Category 14.   A natural person who had an individual income in excess
                         of U.S. $200,000 in enc. of the two most recent years
                         or 1oint income with that person's spouse in excess of
                         U.S. $300,000 in each of those years and has a
                         reasonable expectation of reaching the same income
                         level in the current year; or

          Category 15.   A trust, with total assets in excess of U.S.
                         $5,000,000, not formed for the specific purpose of
                         acquiring the securities offered, whose purchase is
                         directed by a sophisticated person as described in Rule
                         506(b)(2)(ii) under the 1933 Act; or

          Category 16.   Any entity in which all of the equity owners meet the
                         requirements of at least one of the above categories;

     (c)  it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares, and all securities issued in substitution thereof, will bear a legend in substantially the following form.

          "THE SECURITIES R-CPRESENTED HEREBY HAVE NOT BEEN AND WILL. NOT 1313
          REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED
          (TI3E' "1933 ACT').. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR
          OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED
          STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (C) IN
          COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER
          THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILAI3L.I3, AND IN
          ACCORDANCE WITH APPLICAIBL.E STATE SECURITIES LAWS, OR (D) 1N A
          TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR
          ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE,
          FURNISHED 10 THE COMPANY AN OPINION OF COUNSEL. OR OTI-]ER EVIDENCE OF
          EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO TTIE COMPANY.
          DELIVERY OF TI-IIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN
          SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

          provided, that if the Shares are being sold under clause (B) above, at a time when the Corporation is a "foreign issuer" as defined in Rule
          902 under the 1933 Act, the legend set forth above may be removed by providing a declaration to the Corporation and its transfer agent in the form attached hereto as Appendix 1 or such other evidence of exemption as the Corporation or its transfer agent may from time to time prescribe, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act;
          provided further, that if any of the Securities are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation's transfer agent of an opinion satisfactory to the Corporation and its transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or slate securities laws;

     (d)  it understands that none of the Shares to be issued and delivered to the Subscriber hereunder have been registered under the 1933 Act and, accordingly, the Shares are subject to restrictions on transferability and resale, and it agrees not to offer, sell or otherwise transfer any of the Shares except as permitted by paragraph (c) above and the legend included therein;

     (e)  it has had the opportunity to ask questions of and receive answers from the Corporation regarding the investment, and has received all the information regarding the Corporation that it has requested;

     (f)  it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the
          Corporation in order to implement the restrictions on transfer with respect to the Securities set forth and described herein;

     (g)  it understands and acknowledges that the Corporation has no obligation
          Or present intention of filing with the United States Securities and
          Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Shares in the
          United States;

     (h)  the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Shares is the address listed as the "Subscriber's Residential or I-lead Office Address" on the first page of the Subscription Agreement;

     (i)  it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition of any of the Shares;
          the Corporation gives no opinion and makes no representation with respect to the tax status of the Corporation or the consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber's acquisition or disposition of the Shares, including whether the Corporation will at any given time be deemed a "PASSIVE foreign investment company" within the meaning of Section 1297 of the
          United States Internal Revenue Code;

     (j)  it understands and acknowledges that the Corporation is not obligated to remain a "foreign issuer" as defined in Rule 902 under the 1933
          Act;

     (k)  it understands and agrees that the financial statements of the
          Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from
          United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

     (l)  it has not purchased the Shares as a result of any form of general solicitation or general advertising (as such terms are used under'
          Rule 502(c) of Regulation D), including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

     (m)  it acknowledges that the representations, warranties and covenants contained in this Schedule are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility to purchase Shares_ It agrees that by accepting Shares it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Shares and shall continue in full farce and effect notwithstanding any subsequent disposition by it of such securities.

The Subscriber and, if applicable, the Disclosed Purchaser through the
Subscriber acting as its agent, undertakes to notify the Corporation immediately of' any change in any representation, warranty or other information relating to the Subscriber or, if applicable, the Disclosed Purchaser set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:   If an Individual;

                                                 -------------------------------
Name of Entity                                   Signature

                                                 -------------------------------
Type of Entity                                   Print or Type Name

----------------------------------------------
Signature of Person Signing

----------------------------------------------
Print or Type Name and Title of Person Signing

                            Appendix Ito Schedule 13

                      U.S. Accredited Investor Certificate

                 FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To:  Computershare investor Services Inc., as Registrar and Transfer Agent for the Shares of Olympus Pacific Minerals Inc. (the "Corporation").

The undersigned (a) acknowledges that the sale of the securities of the
Corporation to which this declaration relates is being made in reliance on Rule
904 of Regulation S under the United States Securities Act of 1933, as amended
(the "1933 Act") and (b) certifies that (1) the undersigned is not an affiliate of the Corporation (as that term is defined in Rule 405 under the 1933 Act), (2)
the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the
United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (13) the transaction was executed in, on or through the facilities of a "Designated Offshore
Securities Market" as defined in Rule 902 of Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United
States in connection with the offer and sale of such securities, (4) the sale is bona tide and not for the purpose of "washing off' the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1433 Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities of the Corporation and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S. securities. Terms used herein have the meanings given to them by Regulation S.

------------------------------------   X ---------------------------------------
Date                                   Authorized signatory (if Holder is not
                                       an individual)

X-----------------------------------   -----------------------------------------
Signature of individual (if Holder     Name of authorized signatory
is an individual)                      (please print)

------------------------------------
Name of Holder (please PRINT)          -----------------------------------------
                                       Official capacity of authorized signatory
                                       (PLEASE PRINT)

AFFIRMATION BY SELLER'S BROKER-DEALER

We have read the foregoing representations of our customer,
(the "Seller"), dated______________________________ with regard to our sale, for such Seller's account, of the________________ shares of common shares, represented by certificate number_________________ (the "Shares"), of the
Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of TSX and (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation
S.

------------------------------------
Name of Firm

BY:
    --------------------------------
    Authorized officer

Date:_______________________________